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                                                                      Exhibit 23

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report, dated January 17, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-79398, 33-79396, 33-94792, 33-94770, 333-28955, 333-28957, 333-58023, 333-58021, 333-83639, 333-41986,
333-38482, and 333-50100.




Boston, Massachusetts
March 28, 2002